EXHIBIT 99.1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of March 14, 2013

GENERAL ATLANTIC LLC

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Managing Director

GENERAL ATLANTIC GENPAR (BERMUDA), L.P.

By:	GAP (Bermuda) Limited, its General Partner

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Vice President

GAP (BERMUDA) LIMITED

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Vice President

GENERAL ATLANTIC PARTNERS (BERMUDA), L.P.

By:	General Atlantic GenPar (Bermuda), L.P., its General Partner

By:	GAP (Bermuda) Limited, its General Partner

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Vice President

GAP-W INTERNATIONAL, L.P.

By:	General Atlantic GenPar (Bermuda), L.P., its General Partner

By:	GAP (Bermuda) Limited, its General Partner

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Vice President

GAPSTAR, LLC

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Vice President

GAP COINVESTMENTS III, LLC

By:	General Atlantic LLC, its Managing Member

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Managing Director

GAP COINVESTMENTS IV, LLC

By:	General Atlantic LLC, its Managing Member

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Managing Director

GAPCO GmbH & Co. KG

By:	GAPCO Management GMBH, its General Partner

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Managing Director

GAPCO MANAGEMENT GMBH

By:	/s/ Thomas J. Murphy
Name: Thomas J. Murphy
Title: Managing Director